EXHIBIT 99.1

PIONEER COMPANIES, INC.
2.75% CONVERTIBLE SENIOR SUBORDINATED NOTES DUE 2027
CUSIP NUMBERS: 723643 AA0, 723643 AC6

COMPANY REPURCHASE NOTICE

Pioneer Companies, Inc., a Delaware corporation (the “Company”), has issued 2.75% Convertible Senior Subordinated Notes due 2027 pursuant to an Indenture, dated as of March 26, 2007 (the “Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee. Capitalized terms not defined herein have the meanings assigned to such terms in the Indenture.

The Company hereby gives notice to all record holders of the Notes, the Trustee and the Paying Agent, pursuant to Section 3.05(b) of the Indenture, of the occurrence of a Designated Event and of the repurchase right at the option of the holders arising as a result thereof, as follows:

(i)
(a) The repurchase price is $1,000 (which amount is equal to 100% of the principal amount of the Notes being repurchased), plus accrued and unpaid interest to, but excluding the Designated Event Repurchase Date and (b) the Designated Event Repurchase Date to which this Company Repurchase Notice relates is November 5, 2007;

(ii)
(a) The Designated Event to which this Company Repurchase Notice relates was caused by the closing of the transactions contemplated by the Agreement and Plan of Merger dated May 20, 2007 (the “Merger Agreement”), among the Company, Olin Corporation and Princeton Merger Corp. (“Merger Sub”), pursuant to which Merger Sub has been merged with and into the Company and each outstanding share of common stock of the Company has been converted into the right to receive $35 per share in cash, (b) the date of the Designated Event to which this Company Repurchase Notice relates is August 31, 2007 and (c) the Designated Event to which this Company Repurchase Notice relates also constitutes a Fundamental Change;

(iii)
The holders must exercise their right to elect repurchase prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Designated Event Repurchase Date to which this Company Repurchase Notice relates;

(iv)	A form of Repurchase Notice is attached to this Company Repurchase Notice as Exhibit A;

(v)	The name and address of the Paying Agent and the Conversion Agent is as follows:

Wells Fargo Bank, National Association 625 Marquette Avenue N9311-110 Minneapolis, MN 55479 Attention: Corporate Trust Department, Pioneer Companies, Inc. Administrator
Kim Nguyen or Tim Mowdy

(vi)	The Notes must be surrendered to the Paying Agent to collect the repurchase price;

(vii)
A holder may withdraw its Repurchase Notice at any time prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Designated Event Repurchase Date by delivering a valid written notice of withdrawal in accordance with Section 3.08 of the Indenture;

(viii)
(a) The Conversion Rate is equivalent to 34.8238 shares of Common Stock per $1,000 principal amount of Notes (which, after taking into account the consideration paid under the Merger Agreement, provides consideration upon conversion of $1,218.83 per $1,000 principal amount of Notes), after taking into account an increase of 6.5016 shares of Common Stock per $1,000 principal amount of Notes under Section 15.13 of the Indenture for holders who make a valid election to convert at any time from and after August 10, 2007 until and including the Designated Event Repurchase Date; thereafter, the applicable Conversion Rate will be equivalent to 28.3222 shares of Common Stock per $1,000 principal amount of Notes (which, after taking into account the consideration paid under the Merger Agreement, provides consideration upon conversion of $991.28 per $1,000 principal amount of Notes) and (b) Notes as to which a Repurchase Notice has been given may be converted until 5:00 p.m., New York City time on the Business Day preceding the Designated Event Repurchase Date (unless the Company defaults in the payment of the applicable repurchase price) and only if the Repurchase Notice is withdrawn in accordance with the terms of the Indenture;

(ix)	The amount of interest accrued and unpaid per $1,000 principal amount of Notes to, but excluding the Designated Event Repurchase Date to which this Company Repurchase Notice relates is $4.89;

(x)	The procedures that holders must follow to require the Company to repurchase the Notes are as follows:

The holder must deliver to the Paying Agent, prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Designated Event Repurchase Date to which this Company Repurchase Notice relates, (i) a written notice of repurchase (the “Repurchase Notice”) in the form set forth on the reverse of the Note (a copy of which is attached hereto as Exhibit A) duly completed (if the Note is certificated) or stating the following (if the Note is represented by a Global Note): (A) the certificate number of the Note which the holder will deliver to be repurchased or the appropriate Depositary procedures, (B) the portion of the principal amount of the Note which the holder will deliver to be repurchased, which portion must be in principal amounts of $1,000 or an integral multiple of $1,000 and (C) that such Note shall be repurchased as of the Designated Event Repurchase Date pursuant to the terms and conditions specified in the Note and in the Indenture; together with (ii) such Notes duly endorsed for transfer (if the Note if certificated) or book entry transfer of such Note (if such Note is represented by a Global Note). The delivery of such Note to the Paying Agent with, or at any time after delivery of, the Repurchase Notice (together with all necessary endorsements) at the office of the Paying Agent shall be a condition to the receipt by the holder of the repurchase price therefore; provided, however, that such repurchase price shall be so paid pursuant to Section 3.05 of the Indenture only if the Notes so delivered to the Paying Agent shall conform in all respects to the description thereof in the Repurchase Notice. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Note for repurchase shall be determined by the Company, whose determination shall be final and binding absent manifest error.  Upon presentation of any Note repurchased only in part, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Note or Notes, of any authorized denomination, in aggregate principal amount equal to the unrepurchased portion of the Notes presented.

(xi)	The CUSIP number of the notes is 723643 AA0 and 723643 AC6.

[ Signature page follows ]

PIONEER COMPANIES, INC.

By:	/s/ George H. Pain
Name: George H. Pain
Title: Vice President and Assistant Secretary

Date: September 17, 2007

EXHIBIT A

REPURCHASE NOTICE

TO:          PIONEER COMPANIES, INC.
WELLS FARGO BANK, NATIONAL ASSOCIATION

The undersigned registered owner of this Note hereby irrevocably acknowledges receipt of a notice from Pioneer Companies, Inc. (the “Company”) regarding the right of holders to elect to require the Company to repurchase the Notes and requests and instructs the Company to repay the entire principal amount of this Note, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, in cash, in accordance with the terms of the Indenture at the price of 100% of such entire principal amount or portion thereof, together with accrued and unpaid interest to, but excluding, the Repurchase Date or the Designated Event Repurchase Date, as the case may be, to the registered holder hereof. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. The Notes shall be repurchased by the Company as of the Repurchase Date or the Designated Event Repurchase Date, as the case may be, pursuant to the terms and conditions specified in the Indenture.

NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

Note Certificate Number (if applicable):

Principal amount to be repurchased (if less than all, must be $1,000 or whole multiples thereof):

Social Security or Other Taxpayer Identification Number: